SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 31, 1996
                 Date of Earliest Event Reported: July 26, 1996




                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


              Minnesota                 0-21534                41-1663712
  (State or other jurisdiction    (Commission File No.)   (IRS Employer ID No.)
         of incorporation)





              724 First Street North, Minneapolis, Minnesota 55401
                    (Address of principal executive offices)


                                 (612) 338-3300
              (Registrant's telephone number, including area code)



Item 5.  Other Events.

         (a) Reference is made to the Press Release issued to the public by the registrant on July 26, 1996, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

         (b) Reference is made to the cautionary statements of the Registrant filed July 3, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c) Exhibits

             99  Text of Press Release dated July 26, 1996.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 1996               CHILDREN'S BROADCASTING CORPORATION



                                    BY: /s/ James G. Gilbertson
                                            James G. Gilbertson
                                            Chief Operating Officer, Chief
                                              Financial Officer and Treasurer